UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934
       Date of Report (Date of earliest event reported): October 24, 2006

                        Commission File Number: 000-23575

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

           California                                     77-0446957
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)

                  445 Pine Avenue, Goleta, California        93117
                (Address of principal executive offices)   (Zip code)

                                 (805) 692-5821
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 24, 2006 the Company issued a press release announcing financial results for the quarter ended September 30, 2006 and a $0.06 per share dividend. The dividend will be paid on November 17, 2006 to shareholders of record at the close of business November 3, 2006. A copy of the press release is attached as
Exhibit 99.1 to this current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements. - not applicable
(b) Pro forma financial statements. - not applicable
(c) The following exhibit is being furnished herewith:

99.1 Press release dated October 24, 2006, entitled "Community West Bancshares Posts 21% Pretax Profit Increase for 2006 Q3 and 22% Increase for 2006 Nine-Month Period"


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 24, 2006     COMMUNITY WEST BANCSHARES

          By:  /s/Charles G. Baltuskonis
               -------------------------
               Charles G. Baltuskonis
               Executive Vice President and
               Chief Financial Officer